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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 27, 1998
                                                 -------------------------------


                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                   0-20803                74-2644120
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        (State or other              (Commission           (I.R.S. Employer
          jurisdiction               File Number)          Identification No.)
       of incorporation)


            1122 Capital of Texas Highway South, Austin, Texas 78746
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code         (512) 328-1112
                                                    ----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS.

        On October 27, 1998, IXC Communications, Inc. (the "Company") entered into a credit agreement arranged by NationsBanc Montgomery Securities LLC that provides the Company with a $600 million credit facility. In connection with the credit facility, a copy of the Credit Agreement is attached hereto as
Exhibit 10.1 and is incorporated by reference herein.

        Also attached as Exhibit 99.1 is the press release issued by the Company dated October 28, 1998 which is hereby incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  EXHIBITS

              10.1 Credit Agreement dated October 27, 1998 among IXC Communications Services, Inc., the Lenders (as defined therein), NationsBank, N.A., NationsBanc Montgomery Securities LLC, Credit Suisse First Boston, Goldman Sachs Credit Partners L.P., TD Securities (USA), Inc. and Export Development Corporation

              99.1           Press release dated October 28, 1998







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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: November 3, 1998

                                    IXC Communications, Inc.



                                    By:     /s/ Stuart K. Coppens
                                            ------------------------------
                                            Stuart K. Coppens,
                                            Vice President of Finance and
                                            Chief Accounting Officer



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                                  EXHIBIT INDEX


Exhibit
Number         Description
------         -----------

10.1 Credit Agreement dated October 27, 1998 among IXC Communications Services, Inc., the Lenders (as defined therein), NationsBank, N.A., NationsBanc Montgomery Securities LLC, Credit Suisse First Boston, Goldman Sachs Credit Partners L.P., TD Securities (USA), Inc. and Export Development Corporation

99.1           Press release dated October 28, 1998




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